COMPARATIVE INCOME STATEMENT	2nd Qtr Ending: 02/28/2006				6 Months Ending: 02/28/2006
	Amounts in Millions		Favorable/-Unfavorable		Amounts in Millions		Favorable/-Unfavorable
PRELIMINARY	This Year	Last Year	Amount	Pct	This Year	Last Year	Amount	Pct

Net Sales	12,163.1	10,987.0	1,176.1	10.7%	23,063.5	20,876.1	2,187.4	10.5%

Costs and Deductions
Cost of Sales	8,703.8	7,856.4	-847.4	-10.8%	16,601.7	15,037.6	-1,564.1	-10.4%
Selling, Occupancy & Admin [1][2]	2,638.4	2,355.0	-283.4	-12.0%	5,099.1	4,556.8	-542.3	-11.9%

Operating Income	820.9	775.6	45.3	5.8%	1,362.7	1,281.7	81.0	6.3%

Net Other, Income(Expense)	10.0	6.7	3.3	49.3%	16.8	11.8	5.0	42.4%

Earnings Before Taxes	830.9	782.3	48.6	6.2%	1,379.5	1,293.5	86.0	6.6%

Income Taxes	307.4	291.4	-16.0	-5.5%	510.4	474.0	-36.4	-7.7%

Earnings After Taxes	523.5	490.9	32.6	6.6%	869.1	819.5	49.6	6.1%

[1]	2005 Drug antitrust litigation settlement gains: 1st Qtr - $15.0; 2nd Qtr - $4.7
[2]	Fiscal 2006 includes expenses for employee stock option programs, in accordance with the Company's adoption of SFAS No. 123R: 1st Qtr - $36.2; 2nd Qtr - $27.4

Earnings Per Share - Basic	$ 0.52	$ 0.48	$ 0.04	8.3%	$ 0.86	$ 0.80	$ 0.06	7.5%
Earnings Per Share - Diluted	$ 0.51	$ 0.48	$ 0.03	6.3%	$ 0.85	$ 0.80	$ 0.05	6.3%

Dividends Per Share	$ 0.06500	$ 0.05250	$ 0.01250	23.8%	$ 0.13000	$ 0.10500	$ 0.02500	23.8%

Weighted Avg Shares Basic	1,010.7	1,021.6			1,011.7	1,022.3
Weighted Avg Shares Diluted	1,020.0	1,029.6			1,021.1	1,029.7
Return on Avg Shareholder Equity	5.7%	5.8%			9.5%	9.8%

Effective Income Tax Rate	37.00%	37.25%			37.00%	36.64%
LIFO Charge/(Credit)	23.8	27.1			45.0	45.6

INCOME STATEMENT SUMMARY	1st Qtr Ending: 11/30/2005			2nd Qtr Ending: 02/28/2006			6 Months Ending: 02/28/2006
	% of	% to Sales		% of	% to Sales		% of	% to Sales
PRELIMINARY	Chg	2005	2004	Chg	2006	2005	Chg	2006	2005

Net Sales	10.2%	100.00	100.00	10.7%	100.00	100.00	10.5%	100.00	100.00

Costs and Deductions
Cost of Sales	10.0%	72.46	72.62	10.8%	71.56	71.51	10.4%	71.98	72.03
Selling, Occupancy & Admin [1][2]	11.8%	22.57	22.26	12.0%	21.69	21.43	11.9%	22.11	21.83
Sub-Total	10.4%	95.03	94.88	11.1%	93.25	92.94	10.8%	94.09	93.86

Earnings Before Other Income	7.1%	4.97	5.12	5.8%	6.75	7.06	6.3%	5.91	6.14

Net Other, Income(Expense)	33.3%	0.06	0.05	49.3%	0.08	0.06	42.4%	0.07	0.06

Earnings Before Taxes	7.3%	5.03	5.17	6.2%	6.83	7.12	6.6%	5.98	6.20

Effective Income Tax Rate		37.00%	35.72%		37.00%	37.25%		37.00%	36.64%

Earnings After Taxes	5.2%	3.17	3.32	6.6%	4.30	4.47	6.1%	3.77	3.93

[1]	2005 Drug antitrust litigation settlement gains: 1st Qtr - $15.0; 2nd Qtr - $4.7
[2]	Fiscal 2006 includes expenses for employee stock option programs, in accordance with the Company's adoption of SFAS No. 123R: 1st Qtr - $36.2; 2nd Qtr - $27.4

								PRELIMINARY							CONTINUING OPERATIONS

	Total	Percent Change in Sales				Key Operating Ratios			Other Items			Company Income and Return on Sales
	Company	Total	Drug Stores			Gross	[1]	Op	Net	Other		Pre-Tax	Tax	Income After Taxes
Period	Sales	Co	Total	Comp	Est	Profit	SGA	Income	Interest	Income	% Sales	% Sales	Rate	Amount	% Sales	% Chg

	Amounts in Millions
04-Q1	8,720.8	16.5	16.5	11.9	10.4	26.37	21.79	4.58	2.8	0.0	0.03	4.61	37.50	251.5	2.88	9.9
04-Q2	9,782.2	15.8	15.8	11.5	9.9	27.66	20.64	7.02	4.0	0.0	0.04	7.06	37.50	431.6	4.41	17.0
04-Q3	9,578.5	15.0	15.0	10.4	8.7	26.91	21.23	5.68	3.6	0.0	0.04	5.72	37.50	342.3	3.57	16.4
04-Q4	9,426.7	14.3	14.3	9.7	7.8	27.73	22.30	5.43	6.9	0.0	0.08	5.51	37.50	324.4	3.44	18.7

2004	37,508.2	15.4	15.4	10.9	9.3	27.19	21.48	5.71	17.3	0.0	0.05	5.76	37.50	1,349.8	3.60	15.9

	Amounts in Millions
05-Q1	9,889.1	13.4	13.4	9.4	7.9	27.38	22.26	5.12	5.1	0.0	0.05	5.17	35.72	328.6	3.32	30.7
05-Q2	10,987.0	12.3	12.3	7.7	6.2	28.49	21.43	7.06	6.7	0.0	0.06	7.12	37.25	490.9	4.47	13.7
05-Q3	10,830.6	13.1	13.1	8.7	7.0	27.85	21.90	5.95	10.9	0.0	0.10	6.05	37.25	411.0	3.79	20.1
05-Q4	10,494.9	11.3	11.3	7.0	5.3	27.95	23.20	4.75	8.9	0.0	0.08	4.83	35.12	329.0	3.13	1.4

2005	42,201.6	12.5	12.5	8.2	6.7	27.93	22.19	5.74	31.6	0.0	0.08	5.82	36.49	1,559.5	3.70	15.5

	Amounts in Millions
06-Q1	10,900.4	10.2	10.2	7.2	5.9	27.54	22.57	4.97	6.8	0.0	0.06	5.03	37.00	345.6	3.17	5.2
06-Q2	12,163.1	10.7	10.7	6.5	5.3	28.44	21.69	6.75	10.0	0.0	0.08	6.83	37.00	523.5	4.30	6.6
06-Q3
06-Q4

2006	23,063.5	10.5	10.5	6.8	5.6	28.02	22.11	5.91	16.8	0.0	0.07	5.98	37.00	869.1	3.77	6.1

[1]	Includes the following items:
A)	2004 Drug antitrust litigation settlement gains: 2nd Qtr - (2 Totaling) $12.7; 3rd Qtr - $3.0; 4th Qtr - $0.6
B)	2005 Drug antitrust litigation settlement gains: 1st Qtr - $15.0; 2nd Qtr - $4.7; 3rd Qtr - $6.6
C)	4th Qtr 2005 includes $54.7 loss for Hurricane Katrina
D)	Fiscal 2006 includes expenses for employee stock option programs, in accordance with the Company's adoption of SFAS No. 123R: 1st Qtr - $36.2; 2nd Qtr - $27.4

												LOCATION COUNT AND MONTHLY SALES INCREASES

									PRELIMINARY
Number of Locations [1]
					Six				Nine				Total
		1st Qtr	2nd Qtr		Mos		3rd Qtr		Mos		4th Qtr		Year

2003-04	Start of Period	4,252	4,316		4,252		4,364		4,252		4,442		4,252
	Opened	85	58		143		89		232		211		443
	Relocation	-20	-6		-26		-9		-35		-34		-69
	Closed	-1	-4		-5		-2		-7		-6		-13
	End of Period	4,316	4,364		4,364		4,442		4,442		4,613		4,613

2004-05	Start of Period	4,613	4,711		4,613		4,769		4,613		4,837		4,613
	Opened	113	67		180		87		267		173		440
	Relocation	-12	-7		-19		-18		-37		-22		-59
	Closed	-3	-2		-5		-1		-6		-3		-9
	End of Period	4,711	4,769		4,769		4,837		4,837		4,985		4,985

2005-06	Start of Period [A]	4,985	5,068		4,985
	Opened [B]	127	95		222
	Relocation	-15	-6		-21
	Closed [2]	-29	-1		-30
	End of Period	5,068	5,156		5,156

[1]	Location counts have been restated to include the Home Care Division and Senior Pharmacies
	A) Includes 32 Home Care Division locations
	B) Includes 3 Senior Med locations
[2]	Includes 22 Katrina damaged stores

Monthly Sales Percent Increases

		Sep	Oct	Nov	Dec	Jan	Feb	Mar	Apr	May	Jun	Jul	Aug	Year

	2003-04	17.8	16.6	15.3	17.7	13.2	16.3	17.4	15.1	12.6	15.5	13.4	14.1	15.4
	2004-05	13.2	11.8	15.2	8.9	14.6	14.3	16.1	9.6	13.4	12.0	10.1	11.9	12.5
	2005-06	10.4	9.0	11.2	10.3	11.9	10.0							10.5

						PRELIMINARY

INTERIM HIGHLIGHTS				Six		Nine		Total
		1st Qtr	2nd Qtr	Mos	3rd Qtr	Mos	4th Qtr	Year

Total Sales	2003-04	8,720.8	9,782.2	18,503.0	9,578.5	28,081.5	9,426.7	37,508.2
(In Millions)	2004-05	9,889.1	10,987.0	20,876.1	10,830.6	31,706.7	10,494.9	42,201.6
	2005-06	10,900.4	12,163.1	23,063.5

% of Increase	2003-04	16.5%	15.8%	16.1%	15.0%	15.8%	14.3%	15.4%
	2004-05	13.4%	12.3%	12.8%	13.1%	12.9%	11.3%	12.5%
	2005-06	10.2%	10.7%	10.5%

Net Income [1]	2003-04	251.5	431.6	683.1	342.3	1,025.4	324.4	1,349.8
(In Millions)	2004-05	328.6	490.9	819.5	411.0	1,230.5	329.0	1,559.5
	2005-06	345.6	523.5	869.1

% of Increase	2003-04	9.9%	17.0%	14.3%	16.4%	15.0%	18.7%	15.9%
	2004-05	30.7%	13.7%	20.0%	20.1%	20.0%	1.4%	15.5%
	2005-06	5.2%	6.6%	6.1%

Diluted [1]
Earnings Per Share	2003-04	$ 0.24	$ 0.42	$ 0.66	$ 0.33	$ 0.99	$ 0.32	$ 1.31
	2004-05	$ 0.32	$ 0.48	$ 0.80	$ 0.40	$ 1.20	$ 0.32	$ 1.52
	2005-06	$ 0.34	$ 0.51	$ 0.85

[1] Includes the following pre-tax items:
A)	2004 Drug antitrust litigation settlement gains: 2nd Qtr - (2 Totaling) $12.7; 3rd Qtr - $3.0; 4th Qtr - $0.6
B)	2005 Drug antitrust litigation settlement gains: 1st Qtr - $15.0; 2nd Qtr - $4.7; 3rd Qtr - $6.6
C)	4th Qtr 2005 includes $54.7 loss for Hurricane Katrina
D)	Fiscal 2006 includes expenses for employee stock option programs, in accordance with the Company's adoption of SFAS No. 123R: 1st Qtr - $36.2; 2nd Qtr - $27.4

			PRELIMINARY

CONSOLIDATED BALANCE SHEET	Feb 28	Feb 28		Feb 28	Feb 28
	2006	2005		2006	2005
Current Assets	(Amounts in Millions) Current Liabilities

Cash & Equivalents	578.8	453.1	Short Term Borrowings	0.0	0.0
Short Term Investments Available For Sale	646.0	994.1	Trade Accounts Payable	3,270.2	2,811.4
Accounts Receivable, Less Allowance	1,848.2	1,483.0	Other Current Liabilities	1,506.2	1,291.5
Inventories	5,616.0	5,159.9	Income Taxes	193.2	203.9
Other Current Assets	220.7	176.1	Total Current Liabilities	4,969.6	4,306.8
Total Current Assets	8,909.7	8,266.2

Non-Current Assets			Non-Current Liabilities

Property and Equipment	6,501.4	5,780.3	Deferred Income Taxes	171.2	264.7
Other Non-Current Assets	228.0	127.5	Other Non-Current Liabilities	1,045.2	937.3
Total Non-Current Assets	6,729.4	5,907.8	Total Non-Current Liabilities	1,216.4	1,202.0

			Total Liabilities	6,186.0	5,508.8

			Shareholders' Equity	9,453.1	8,665.2

Total Assets	15,639.1	14,174.0	Total Liabilities & Equity	15,639.1	14,174.0

STATEMENT OF CASH FLOWS	Feb 28	Feb 28		Feb 28	Feb 28
	2006	2005		2006	2005
Cash Flows from Operating Activities	(Amounts in Millions)		Cash Flows from Investing Activities:

Net Income	869.1	819.5	Purchases of Short-Term Investments-Available for Sale	(4,018.0)	(5,080.2)
Depreciation & Amortization	271.7	228.0	Proceeds from Sale of Short-Term Investments-Available for Sale	3,874.2	5,346.0
Inc Tax Savings From Employee Stock Plans	17.6	14.6	Additions to Property and Equipment	(601.2)	(568.4)
Deferred Income Taxes	(74.0)	(20.6)	Dispositions of Property and Equipment	2.4	1.8
Other	37.2	36.3	Business Acquisitions, Net of Cash Received	(131.3)	0.0
Stock Compensation Expense	60.2	0.0
			Net Cash Used for Investing Activities	(873.9)	(300.8)

			Cash Flows from Financing Activities:
			Stock Purchases	(344.7)	(284.5)
			Proceeds Related to Employee Stock Plans	98.4	91.8
Changes in Current Assets & Liabilities:			Cash Dividends Paid	(131.7)	(107.5)
Inventory	(13.3)	(421.3)	Other	(12.4)	23.2
Trade Accounts Payable	346.6	170.0
Accrued Expenses & Liabilities	(2.9)	(113.7)	Net Cash Used for Financing Activities	(390.4)	(277.0)
Income Taxes	122.2	137.9
Accounts Receivable	(439.2)	(310.7)	Changes In Cash & Cash Equivalents:
Insurance Reserve	30.8	50.6	Net Increase in Cash & Cash Equivalents	2.0	9.1
Other Current Assets	40.3	(3.7)	Cash & Cash Equivalents at Beginning of Year	576.8	444.0

Net Cash Provided by Operating Activities	1,266.3	586.9	Cash & Cash Equivalents at End of Period	578.8	453.1